FNB UNITED CORP. Keefe, Bruyette & Woods Community Bank Investor Conference New York City, NY Yes You Can ® Yes We Can ® July 30-August 1, 2007 Exhibit 99.1

Forward-Looking Statements
FNB United Corp. has made forward-looking statements in the
accompanying presentation materials that are subject to risks and uncertainties.  These statements are based on the beliefs and assumptions of the management of FNB United Corp., and on the information available to management at the time the presentation materials were prepared.  These forward-looking statements involve certain risks and uncertainties, including a variety of factors that may cause FNB United Corp’s actual results to differ materially from the anticipated results or other expectations expressed in such forward-
looking statements.  Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to carefully review the risk factors described in other documents that FNB United
Corp. files from time to time with the Securities and Exchange
Commission, including the Quarterly Reports on Form 10-Q, the Annual
Report on Form 10-K, and other required filings.

FNB UNITED – Past, Present, Future

- FNB UNITED's Growth and Progress
- Financial Highlights
- Business Strategy – Earnings and Growth Opportunities
- Investor Opportunity
- Questions

FNB UNITED

FNB UNITED CORP. Growth and Progress Yes You Can ® Yes We Can ®

About FNB UNITED
FNBN NASDAQ Symbol:
1907, in Asheboro, North Carolina Founded:
43 Banking Offices
35 Communities
17 Counties
Locations:
$1.45 Billion Deposits:
$1.36 Billion Loans:
$1.86 Billion Assets:
8
th
Largest Financial Service Company
HQ’d in North Carolina

FNB United Acquisitions
$1,091 MM TOTAL OTHER
7 $25MM Dover Mortgage Company April 2003
Offices Assets COMMERCIAL BANKS
$680 MM
$151 MM
$134 MM
$126 MM
Integrity Financial Inc.
(Catawba Valley/First
Gaston/Northwestern Banks)
United Financial Inc.
(Alamance/Hillsborough
Banks)
Rowan Bancorp.
(Rowan Savings Bank)
Carolina Fincorp. Inc
(Richmond Savings Bank)
17 May 2006
3 November 2005
3 August 2002
5 April 2000

RALEIGH
CHARLOTTE
CommunityONE Offices
Dover Offices
Company Headquarters
Major Cities
Central Region
Southern Region
Mid-Western Region
Western Region

FNB UNITED

The Yes! Bank Franchise

Growth Strategy
• Increase Penetration of Current Markets
Attractive New Markets & Customer Base
• De Novo Offices
Two Offices opened in 2006 (Greensboro -
Salisbury)
Two Offices underway to open in 2008
(Cornelius - Greensboro)
• Integrated Wealth Management/Mortgage
Services

Market Growth Potential
Rank Institution
Branch
Count
Total
Deposits in
Market
($000)
Total
(%) of
Market
Share
Counties
with
#1 Market
Share
1 Wachovia 76 5,585,767 21.12%
2 BB&T 74 4,374,447 16.54%
3 Sun Trust 56 2,450,667 9.26%
4 Bank of America 46 2,218,636 8.39%
5 FNB United Corp. (NC) 43 1,406,420 5.32%
6 Royal Bank of Canada 33 1,086,583 4.11%
7 First Citizens 32 1,076,597 4.07%
8 First Bancorp (NC) 28 705,996 2.67%
9 Yadkin Valley Bank 15 592,887 2.24%
10 Capital Bank Corp. (NC) 11 530,196 2.00%
*
BancIntelligence - BancAnalyst Market
*
FDIC Deposit Data as of June 30, 2007
Randolph *
Alamance, Guilford, Iredell, Scotland,
Wilkes
Catawba, Gaston, Moore, Richmond,
Watauga
Orange, Chatham
*Top 5 in 8 of 17 Counties

Our Culture • Participative and Positive • Team Oriented • Performance • Service • Education / Training • Leadership Team Sets the Tone

YES! Branding
CommunityONE
is the YES! Bank.  It is plainly stated in our
Yes you can
®
—Yes we can
®
trademarks.  It is reflected in the
design of our logo and corporate mascot, Jack.  And it is
repeated in our customer service programs, company spirit
campaigns and marketing messages.  But more than a motto,
YES! is our promise to exceed your expectations through better banking and outstanding service.  It’s part of our culture.  It empowers our employees and describes who we are and what
we do.  Yes Customers Can.  Yes Communities Can.  Yes
Schools Can.  Yes Your Future Can.  Because We Can.
Participative and Positive

Experienced Management Team
Journalism,
50 21 21 SVP, Chief Human Res. Deborah B. Auman
Planters NB, Bank of
Candor
52 26 20
SVP, Chief Credit
Officer
William S. Bruton
Camco,  FCNB Corp.
Union Planters
KPMG
53 30 <1
EVP, Chief Financial
Officer
Mark A. Severson
Wachovia
49 26 6
EVP, Chief Banking
Officer
R. Mark Hensley
President, Richmond
Savings; Raleigh Fed,
Newport News Savgs
63 36 7
EVP, Chief Mktg
Projects & Subsidiary
R. Larry Campbell
Attorney, Corp. and
Private Practice
56 21 21 Chrm, Pres. & CEO Michael C. Miller
Previous
Experience
Age Years in
Banking
Years at
FNB
Title Name

Experienced Management Team
Mainstreet, FCTR,
Southern National Bk
55 27 1 Treasurer Bob D. Doby, Jr.
Western Savings, Zions
Bancorporation
52 25 17 SVP, Chief Risk Officer Dean S. Tingey
Fidelity Federal B & T,
Resource Management
Assoc
60 30 <1
SVP, Chief Information
Officer
David E. Miller
Wachovia
55 32 6
SVP, Chief Lending
Officer
Eddie A. Causey
Bank of America,
WesBanco
36 11 6 SVP, Chief Wealth Mgt Timothy A. Britt
Previous
Experience
Age Years in
Banking
Years at
FNB
Title
Name

Financial Highlights Yes You Can ® Yes We Can ® Yes You Can ® Yes We Can ®

Total Assets $773 $863 $1,102 $1,815 $1,863 (In Millions) Acquired Assets 2006 YTD 6-07 2004 2005 2003

Loan Portfolio Mix
16.9%
6.8%
6.4%
21.9%
11.1%
16.2%
20.7%
Commercial/Industrial Commercial RE-Income
Commercial RE-Owner Occupied RE Construction & Development
Residential Real Estate Home Equity Line
Consumer/Other
Approximately 75.0% secured by real estate
Variable rate loans account for approximately 63.7% of the total portfolio
Loan Portfolio
June 30, 2007

Funding Mix 4.8% 51.9% 10.9% 21.8% 10.6% DDA NOW IMM/SAV/Repo CD / IRA FHLB/FFP Funding Portfolio June 30, 2007

Net Interest Margin 3.94% 3.89% 4.16% 4.20% 4.11% 2003 2004 2005 2006 YTD 6-07

Net Income $8,400 $6,598 $9,937 $12,187 $7,443 2003 2004 2005 2006 YTD 6-07

Earnings Per Share $1.43 $1.13 $1.69 $1.25 $0.66 2003 2004 2005 2006 YTD 6-07

Return On Equity 10.66% 13.29% 8.00% 10.00% 11.25% 14.36% 7.00% 14.73% 7.13% 16.26% 2003 2004 2005 2006 YTD 6-07 Return on Equity Return on Tangible Equity

0.33%
102.99%
1.14%
1.10%
2003
0.47%
139.53%
1.12%
0.80%
2004
0.22%
164.49%
1.25%
0.76%
2005
0.16%
149.27%
1.28%
0.86%**
2006
0.175%
(annualized)
Net Charge Offs
Average Loans
135.79%*
(141.65%)
Loan Loss Reserve
Nonperforming Loans
1.16%*
(1.21%)
Loan Loss Reserve
Total Loans Held for Investment
0.85%
Nonperforming Loans
Total Loans Held for Investment
Q2-2007
Asset Quality
Asset Quality
*  Omits reserve for unfunded commitments
**   1.15% as of 9/30/06
(See Appendix)

Business Strategy – Earnings and Growth Opportunities Yes You Can ® Yes We Can ® Yes You Can ® Yes We Can ®

Core Strategies
• Improve Asset Quality
• Complete Integration of Acquisitions – Resume Pre-
Merger Financial Performance
• Grow Fee Income – Wealth Management and
Mortgage Banking
• Franchise Growth
Increase Penetration of Current Markets
DeNovo Offices
Core Deposits Focus
•
“Yes”
®
Branding –
Yes You Can
®
Yes We Can
®

Improving Financial Performance
Sales Initativies:
• New CEO Dover Mortgage Company
• New Depository Products
Increase Deposits
Increase Fee Income
• Enhance Corporate Cash Management
Increase Merchant Service Relationship
Promote Remote Capture
• Sales Coaches

Improving Financial Performance
Integration and Cost Savings Initiatives:
•
Consolidated Item Processing
• Completed Teller Platform Conversion
Increase Fee Income
Reduce Overhead
Better Customer Service
Automate Regulatory Reporting

Improving Financial Performance
Integration and Cost Savings Initiatives:
•
Sell Credit Card Portfolio
Net, One-Time Gain
Improve Product Offering, Increase Fee Income, Reduce Risk
Reduce Overhead (five providers)
•
New Courier Contracts
• Consolidate ATM Switch and Debit Card Processing
Increase Fee Income
Reduce Expenses (three providers)

Improving Financial Performance
Integration and Cost Savings Initiatives:
• Complete Telecom Audit
• Reorganize Dover Mortgage from Holding Co.
to Bank Subsidiary
• Promote E-Statements
• Refinance of Acquired TPS in 2008

and its divisions Bank Brand Unification Now Combined as:

(Effective June 4, 2007) Bank Brand Unification

Goals over the next three years include:
•Annual earnings per share growth: 7.5 -
10%
•Annual loan growth:  10 -
12%
•Non-interest income:  25% of revenues
•Efficiency ratio:  60-63%
Position ourselves as a
Preeminent Community Bank in
Southeastern U. S.
Improving Financial Performance

Investor Opportunity An Attractive Value • Strong Dividend Yield • Trade at Discount to Peers • Historical Strong Operating Performance

Investor Opportunity Yes You Can ® Yes We Can ® Yes You Can ® Yes We Can ®

FNB UNITED CORP
as of 20-Jul-2007
Splits:
22
20
18
16
14
Sep05
Jan06
May06
Sep06
Jan07
May07
60.0
40.0
20.0
0.0
Thousands
Copyright 2007 Yahoo! Inc.
http://finance.yahoo.com/

FNBN 2-Yr Trading History July 2005 – July 2007

Dividend History $0.33 $0.38 $0.45 $0.51 $0.51 $0.53 $0.58 $0.59 $0.60 $0.62 $0.62 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006

Investor Opportunity
Dividend Yield (%)
3.79
FNB United
Corp.
2.50
SNL Banks
Peer Group*
Price / LTM EPS (X)
13.8
FNB United
Corp.
15.00
SNL Banks
Peer Group*
0.58
NC Banks**
15.82
NC Banks**
*SNL Data – Banks between $1 - $5 billion as of 7/20/07
**SNL Data – NC State Public Bank Median as of 7/20/07

Investor Opportunity
Price / Book (%)
Price / Tangible Book (%)
*SNL Data – Banks between $1 - $5 billion as of 7/20/07
**SNL Data – NC State Public Bank Median as of 7/20/07
84.6
FNB United
Corp.
173.2
SNL Banks
Peer Group*
189.2
FNB United
Corp.
229.9
SNL Banks
Peer Group*
139.3
NC Banks**
159.8
NC Banks**

Summary Yes You Can ® Yes We Can ® Yes You Can ® Yes We Can ®

Summary • Growing Company in Good Markets • Proven Integrator • Experienced Management Team • Focused on Performance Improvement • Compelling Investment Opportunity

Investor Opportunity
Dividend Yield (%)
3.79
FNB United
Corp.
2.50
SNL Banks
Peer Group*
Price / LTM EPS (X)
13.8
FNB United
Corp.
15.00
SNL Banks
Peer Group*
0.58
NC Banks**
15.82
NC Banks**
*SNL Data – Banks between $1 - $5 billion as of 7/20/07
**SNL Data – NC State Public Bank Median as of 7/20/07

Summary Questions?

Contact Information
Michael C. Miller
Chairman and President
Mike.Miller@MyYesBank.com
FNB United Corp.
CommunityONE
Bank, N.A.
150 S. Fayetteville Street
PO Box 1328
Asheboro, NC  27204
336.626.8300
Yes You Can
®
Yes We Can
®